UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017 (January 5, 2017)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408, Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective January 5, 2017 (the “Effective Date”), MGT Capital Investments, Inc., a Delaware corporation (the “Company”), dismissed Friedman LLP as the Company’s independent registered public accounting firm. As of the Effective Date, the Company has engaged RBSM LLP as its new independent registered public accounting firm to provide accounting and audit services for the fiscal year ended December 31, 2016. The engagement of RBSM LLP was unanimously approved by the Company’s Audit Committee.

The report of Friedman LLP regarding the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 (the “Most Recent Fiscal Year”) did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern.

During the Most Recent Fiscal Year and the subsequent interim period through the Effective Date, there were (i) no disagreements between the Company and Friedman LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference thereto in their reports on the consolidated financial statements for such year and period, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman LLP with a copy of this current report on form 8-K and requested that Friedman LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not Friedman LLP agrees with the above statements. A copy of such letter, dated January 9, 2017, is attached herein as Exhibit 16.1.

During the Company’s Most Recent Fiscal Year and the subsequent interim period through the Effective Date, the Company has not consulted with RBSM LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that RBSM LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

16.1	Letter from Friedman LLP dated January 9, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: January 9, 2017	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	President

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